MARKMAN MULTIFUND TRUST
                  Supplement to Prospectus Dated March 31, 1997

Effective July 1, 1997, the Custodian for the Markman MultiFund Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Any references in this Prospectus to Fifth Third Bank should be replaced by State Street Bank and Trust Company.




                                                          July 1, 1997



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